UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 7, 2010 (April 5, 2010)

Kaman Corporation
(Exact Name of Registrant as Specified in Its Charter)

Connecticut
(State or Other Jurisdiction of Incorporation)

0-1093	06-0613548
(Commission File Number)	(IRS Employer Identification No.)

1332 Blue Hills Avenue, Bloomfield, Connecticut	06002
(Address of Principal Executive Offices)	(Zip Code)

(860) 243-7100
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01Other Events.

On or about February 25, 2010, Kaman Corporation (the “Company”) furnished or otherwise made available to shareholders its Proxy Statement describing the matters to be voted upon at the Annual Meeting of Shareholders (the “Annual Meeting”) to be held on Wednesday, April 21, 2010. At the Annual Meeting, shareholders are being asked, among other things, to vote on a proposal to approve the Kaman Corporation 2003 Stock Incentive Plan (the “Stock Incentive Plan”), as amended through February 23, 2010 (identified as Proposal 2 in the Proxy Statement), and a proposal to approve the Kaman Corporation Employees Stock Purchase Plan (the “ESPP”), as amended through October 13, 2009 (identified as Proposal 3 in the Proxy Statement). Following the Company’s review of the recently published analysis of these proposals by RiskMetrics Group (“RiskMetrics”) and in order to facilitate shareholder approval of the Stock Incentive Plan and the ESPP, the Company’s Board of Directors (the “Board”) has taken action to further amend the plans to address the issues identified by RiskMetrics.

Specifically, effective April 5, 2010, the Board has further amended the Stock Incentive Plan to reduce from 2,000,000 to 950,000 the increase in the maximum number of shares of Common Stock that may be issued pursuant to awards granted under the Stock Incentive Plan. The Board has also further amended the ESPP to expressly provide that the maximum duration of the “offering periods” contemplated by the ESPP shall not exceed twenty-seven (27) months, which is consistent with the Company’s current practice.

The amended Stock Incentive Plan and ESPP will be presented for shareholder approval at the Company’s Annual Meeting. The Company believes that both plan amendments effectively address the RiskMetrics analysis and recommendations and expects that RiskMetrics will issue a favorable voting recommendation as to both further amended plans.

Copies of the Amendment to 2003 Stock Incentive Plan and Amendment to Employees Stock Purchase Plan are attached as Exhibits 99.1 and 99.2, respectively, to this Report.

Item 9.01        Financial Statements and Exhibits

(c)         Exhibits

The following documents are filed as Exhibits pursuant to Item 8.01 hereof:

Exhibit 99.1 – Amendment to Kaman Corporation 2003 Stock Incentive Plan.

Exhibit 99.2 – Amendment to Kaman Corporation Employees Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAMAN CORPORATION

By:	/s/ Candace A. Clark
Candace A. Clark
Senior Vice President, Chief Legal Officer and Secretary

Date: April 7, 2010

KAMAN CORPORATION AND SUBSIDIARIES

Index to Exhibits

Exhibit	Description

99.1	Amendment to Kaman Corporation 2003 Stock Incentive Plan	Attached

99.2	Amendment to Kaman Corporation Employees Stock Purchase Plan	Attached